UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 19, 2026

PERMIAN BASIN ROYALTY TRUST

(Exact name of Registrant as Specified in Its Charter)

Texas	1-8033	75-6280532
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Argent Trust Company 3838 Oak Lawn Ave. Suite 1720
Dallas, Texas		75219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 855 588-7839

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units of Beneficial Interest	PBT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On May 19, 2026, the Permian Basin Royalty Trust (the “Trust”) issued a press release announcing its receipt of a Schedule 13D filed by SoftVest, L.P. (“SoftVest”) and others relating to a proposed business combination involving the Trust. The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01 of Report on Form 8-K is being furnished and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This Current Report on Form 8-K is not a proxy solicitation. None of the Trust, the Trustee, or its officers or directors, are soliciting proxies in connection with any special meeting of Trust unitholders and are not participants in any solicitation of proxies by SoftVest and/or other unitholders in connection with any special meeting. The Trustee and the Trust are making this communication for informational purposes only and do not intend to file a proxy statement or registration statement with respect to the proposed business combination.

The Trustee anticipates that if the business combination is pursued, SoftVest, and/or other unitholders and/or a new company to be formed by SoftVest (“New PubCo”) may file a registration statement on Form S-4, which will include a proxy statement relating to a meeting of Trust unitholders and a prospectus of New PubCo with the Securities and Exchange Commission. Unitholders and other investors are strongly encouraged to read the Form S-4, including the proxy statement/prospectus and any other documents filed with the Securities and Exchange Commission when they become available because they will contain important information. Unitholders may obtain a free copy of any Form S-4, proxy statement/prospectus, and any amendments and documents that New PubCo, SoftVest and/or any other unitholders or the Trust files with the SEC from the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENTS

Any statements in this Current Report on Form 8-K about future events or conditions, and other statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” “may,” “intends,” and similar expressions, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Factors or risks that could cause the Trust’s actual results to differ materially from the results the Trustee anticipates include, but are not limited to the factors described in Part I, Item 1A, “Risk Factors” of the Trust’s Annual Report on Form 10-K for the year ended December 31, 2025, and Part II, Item 1A, “Risk Factors” of subsequently filed Quarterly Reports on Form 10-Q, as well as factors related to actions by SoftVest or other unitholders, New PubCo, Blackbeard, or other third parties, including courts, that are not within the control of the Trust or the Trustee.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Trustee’s views as of the date hereof. The Trustee anticipates that subsequent events and developments may cause its views to change. However, while the Trustee may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Trustee’s views as of any date subsequent to the date hereof.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 19, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMIAN BASIN ROYALTY TRUST

	By:	ARGENT TRUST COMPANY, TRUSTEE

	By:	/s/ Nancy Willis
Date: May 19, 2026		Nancy Willis Director of Royalty Trust Services